April 14, 2009

Patrick Industries, Inc.

107 West Franklin Street

Elkhart, Indiana 46516

Attn: Andy Nemeth

Re:	Waiver under Second Amended and Restated Registration Rights Agreement

Ladies/Gentlemen:

Please refer to the Second Amended and Restated Registration Rights Agreement dated as of December 11, 2008 (the “Registration Rights Agreement”) among Patrick Industries, Inc. (the “Company”) and the stockholders of the Company identified on the signature page thereto. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Registration Rights Agreement.

At the request of the Company, the Majority Holders of the Registrable Securities and the Majority Holders of the Warrant Shares waive the requirement under Section 1.2(a)(ii) of the Registration Rights Agreement which requires the Company to file a Registration Statement on Form S-3 under the Securities Act registering the resale under Rule 415 under the Securities Act of all of the Registrable Securities that may be issued upon the exercise of the Warrants by April 10, 2009, so long as the Company complies with such requirement not later than May 31, 2009.

This waiver letter is limited to the matters specifically set forth herein and does not constitute a waiver, consent or amendment with respect to any other matter whatsoever. Except as specifically set forth herein, the Registration Rights Agreement shall remain in full force and effect and is hereby ratified in all respects.

This waiver letter shall become effective when counterparts hereof executed by the Company, the Majority Holders of the Registrable Securities and the Majority Holders of the Warrant Shares.

This waiver letter may be executed in counterparts and by the parties hereto on separate counterparts. A signature page hereto delivered by facsimile or .pdf shall be effective as delivery of an original counterpart.

This letter agreement shall be a contract made under and governed by the laws of the State of Indiana applicable to contracts made and to be performed entirely within such State.

-Signature pages follow-

PATRICK INDUSTRIES, INC.

By: /s/ Andy L. Nemeth
Andy L. Nemeth, Executive Vice President - Finance

TONTINE CAPITAL PARTNERS, L.P.

By: Tontine Capital Management, L.L.C., its general partner

By: /s/ Jeffrey L. Gendell
Jeffrey L. Gendell, as managing member

TONTINE CAPITAL OVERSEAS MASTER FUND, L.P.

By: Tontine Capital Overseas GP, L.L.C., its general partner

By: /s/ Jeffrey L. Gendell
Jeffrey L. Gendell, as managing member

JPMORGAN CHASE BANK, N.A.
By /s/ Michael Lewis
Name: Michael Lewis

FIFTH THIRD BANK
By________________________________________
Name: David R. Garcia

BANK OF AMERICA, N.A., as successor to LaSalle Bank National Association
By /s/ Scott W. Vokey
Name: Scott W. Vokey

KEY BANK, NATIONAL ASSOCIATION
By /s/ Ryan J. Watkins
Name: Ryan J. Watkins

RBS CITIZENS, NATIONAL ASSOCIATION, as successor by merger with Charter One Bank

By /s/ Thomas F. Thompson
Name: Thomas F. Thompson

ASSOCIATED BANK
By________________________________________
Name: Michael A. McPeek

NATIONAL CITY BANK
By________________________________________
Name:

1ST SOURCE BANK
By________________________________________
Name: Jeff Baker